[LOGO] telia                            Fax                Page No. (total)
                                                                 1 + 1 + 41
                                        Date              Reference      S-class
Telia Network Services                  1996-10-14
Name, telephone                         Your date         Your reference

--------------------------------------------------------------------------------
Stanley Neijd, +46 8 452 55 92
cc                                              To: name, address
Charlotte Akerlund, Telia                       ODIN General Committee
phone +46 8 452 5506, fax +452 5503             (see attached distribution list)


                                                fax
--------------------------------------------------------------------------------
Message

          Dear ODIN friends,

          SUBJECT: PROPOSED 4TH SUPPLEMENTARY AGREEMENT TO THE ODIN C&MA - TO BE SIGNED AT GC MEETING ON 24 OCTOBER, 1996

          As announced in previous messages, please find enclosed proposed text for the 4th Supplementary Agreement to the ODIN C&MA. This agreement is planned to be signed by the Initial Parties (Telia, PPT Telecom, Tele Danmark, Telenor, Telecom Finland and Belgacom) together with all other Affected Parties (Sprint, Finnett, Worldcom, Tele2, MFSI, MCII, MCL, PTA, Lattelkorn, TPSA).

          If any of these Parties will not be attending the ODIN GC meeting on 24 October, please send a Power of Attorney to any attending Party with a copy to me.

          The proposed Supplementary Agreement contains revised schedules for the capacity allocation as well as the names/addresses of the Parties. It would be appreciated if all Parties could check this data and inform about any corrections or any other comment to the proposal before 17 October, 1996.


          Best Regards

          /s/  Stanley Neijd

          Stanley Neijd
          ODIN General Committee Coordinator





         Registered office:  Stockholm                      Reg. No. 556103-4249

--------------------------------------------------------------------------------
Telia AB (publ)      Postal address        Telephone            Fax
--------------------------------------------------------------------------------
                                           +46 6 452 55 92      +46 8 452 55 03

14 oktober 1996


GENERAL COMMITTEE FOR THE ODIN SEA CABLE PROJECT

-----------------------------------------------------------------------------------------------------
COUNTRY                   ORGANISATION                 NAME                          FAX
-----------------------------------------------------------------------------------------------------
AUSTRALIA                 TELSTRA                      Mr J MCKENDRY                 +61 2 9287 5617
-----------------------------------------------------------------------------------------------------
AUSTRIA                   PTT Austria                  Mr H FRITSCHER                +43 1 535 5757
-----------------------------------------------------------------------------------------------------
BELGIUM                   BELGACOM                     Mr R. THOEN                   +32 2 202 7553
-----------------------------------------------------------------------------------------------------
BRAZIL                    EMBRATEL                     Mr R P. BARBOSA               +55 21 233 7349
-----------------------------------------------------------------------------------------------------
BULGARIA                  BTC                          Mr B SHALVARDJIEV             +359 2 80 56 40
-----------------------------------------------------------------------------------------------------
CANADA                    Teleglobe                    Mr M H. WILLIAMS              +1 514 868 8580
-----------------------------------------------------------------------------------------------------
CYPRUS                    CYTA                         Mr. CHRISTODOULIDES           +357 2 494155
-----------------------------------------------------------------------------------------------------
DENMARK                   Telecom Denmark              Mr S JORGENSEN                +45 42 52 9331
-----------------------------------------------------------------------------------------------------
FINLAND                   Finnett                      Mr I HEINO                    +358 0 4002340
-----------------------------------------------------------------------------------------------------
FINLAND                   Telecom Finland              Mr T HARTTKAINEN              +358 2040 2811
-----------------------------------------------------------------------------------------------------
FRANCE                    France Telecom               Mr M COLAS                    +33 1 4342 6052
-----------------------------------------------------------------------------------------------------
GERMANY                   Deutsche Telekom             Mr G PAULY                    +49 228 181 8978
-----------------------------------------------------------------------------------------------------
HONGKONG                  HKTI                         Mr D WONG                     +852 2824 0705
-----------------------------------------------------------------------------------------------------
ICELAND                   IPT                          Mr T JONSSON                  +354 550 60 09
-----------------------------------------------------------------------------------------------------
INDIA                     VSNL                         Mr K P. TIWARI                +91 22 262 3616
-----------------------------------------------------------------------------------------------------
IRELAND                   Telecom Ireland              Mr J HALL                     +353 1 475 2535
-----------------------------------------------------------------------------------------------------
ITALY                     Telecom Italia               Mr C.BADINI                   +39 6 5734 4331

-----------------------------------------------------------------------------------------------------
JAPAN                     IDC                          Mr TAKUJI TSUBA               +81 3 5820 5365
-----------------------------------------------------------------------------------------------------
JAPAN                     ITJ                          Mr S. NOZAKI                  +81 3 5565 5330
-----------------------------------------------------------------------------------------------------
JAPAN                     KDD                          Dr A YAMAMOTO                 +81 3 3347 5160
-----------------------------------------------------------------------------------------------------
LATVIA                    Lattelekom                   Mr S RAY                      +371 705 5245
-----------------------------------------------------------------------------------------------------
LUXEMBOURG                P&T Luxembourg               Mr C DONDELINGER              +352 47 5110
-----------------------------------------------------------------------------------------------------
MEXICO                    Telefonos de Mexico          Mr D ASIAIN                   +52 5 592 3964
-----------------------------------------------------------------------------------------------------
NETHERLANDS               PTT Telecom                  Mr H Kassens                  +31 70 343 8319
-----------------------------------------------------------------------------------------------------
NORWAY                    Telenor                      Mr J GOVERUD                  +47 22 419359
-----------------------------------------------------------------------------------------------------
POLAND                    T.P.S.A.                     Mr R. GEBKA                   +48 22 265 746
-----------------------------------------------------------------------------------------------------
PORTUGAL                  MARCONI                      Ms A I CLUNY                  +351 1 7207174
-----------------------------------------------------------------------------------------------------
PORTUGAL                  Telecom Portugal             Mr J P Neves                  +351 1 500 4283
-----------------------------------------------------------------------------------------------------
RUSSIA                    Rostelecom                   Mr M LASKTY                   +7095 924 7062
-----------------------------------------------------------------------------------------------------
SINGAPORE                 Singapore Telecom            Mr R HEW                      +65 734 6896
-----------------------------------------------------------------------------------------------------
SPAIN                     Telefonica                   Mr P. VALERO                  +34 1 516 3850
-----------------------------------------------------------------------------------------------------
SWEDEN                    Telia                        Mr S NEUD                     +46 8 452 55 03
-----------------------------------------------------------------------------------------------------
SWEDEN                    Tele2                        Mr A DANIELSSON               +46 8 5626 4200
-----------------------------------------------------------------------------------------------------
TURKEY                    Turk Telekomunikasyon        Mr A ORAL                     +90 312 313 2940
-----------------------------------------------------------------------------------------------------
UKRAINE                   UKRTEC                       Mr A VOLYNETS                 +380 44 245 4310
-----------------------------------------------------------------------------------------------------
UNITED KINGDOM            BT                           Mr D ROBINSON                 +44 171 492 2804
-----------------------------------------------------------------------------------------------------
UNITED KINGDOM            Mercury                      Mr D SHIRT                    +44 1344 713086
-----------------------------------------------------------------------------------------------------
UNITED STATES             AT&T                         Mr P HAGGERTY                 +1 201 326 3766
-----------------------------------------------------------------------------------------------------
UNITED STATES             Worldcom                     Mr E BOCCHINO                 +1 212 478 6201
-----------------------------------------------------------------------------------------------------
UNITED STATES             MCI                          Mr C REEVE                    +1 914 934 6134
-----------------------------------------------------------------------------------------------------
UNITED STATES             SPRINT                       Mr R.S. MORTON                +1 703 689 5939
-----------------------------------------------------------------------------------------------------
UNITED STATES             MFSI                         Ms S BYWATER                  +1 703 847 9426
-----------------------------------------------------------------------------------------------------
UNITED STATES             ITC                          Mr G CIVALE                   +1 516 794 9400
-----------------------------------------------------------------------------------------------------

THIS FOURTH SUPPLEMENTARY AGREEMENT to the ODIN Construction and Maintenance Agreement made and signed into this 24th day of October 1996, between and among the Parties identified in Annex 1 of this Fourth Supplementary Agreement (hereinafter called the "Parties").

WHEREAS, the ODIN Parties signed an Agreement on the 1st day of July 1994, as amended by the First Supplementary Agreement on the 29th day of September 1994, and by the Second Supplementary Agreement on the 16th day of October 1995, and by the third Supplementary Agreement on the 19th day of February 1996, (hereinafter collectively called the "ODIN C&MA") to provide an optical fibre cable system linking The Netherlands, Denmark, Norway and Sweden, which will be used to provide telecommunication services between points in or reached via The Netherlands, Denmark, Norway and Sweden, and

WHEREAS, Paragraph 5 of the ODIN C&MA provides for the assignment, increase and reallocation of the national Capacity, and

WHEREAS, pursuant to Paragraph 30.3 of the ODIN C&MA, this Fourth Supplementary Agreement of the ODIN C&MA will be signed by the Parties affected and the Initial Parties, on behalf of the Parties, and

WHEREAS, certain Parties have undergone organisational changes which have resulted in new addresses, new descriptions, or in certain cases different entities becoming assignees of, or successors in interest to, such Parties, and the Parties now desire to reflect such changes in the revised Schedule A as attached.


NOW THEREFORE, the Parties in consideration of the mutual covenants herein expressed, covenant and agree with each other as follows:

1. The attached Schedule A effective from 24th of October 1996 shall be deemed to replace Schedule A of the ODIN C&MA.

2. The Parties hereby agree to certain reassignments of capacity among themselves, pursuant to Paragraph 5 of the ODIN C&MA, and furthermore agree to acquire the investment share in the ODIN Cable System, as shown in the attached Schedules B, C, D and E, which shall be deemed to replace the corresponding Schedules in the ODIN C&MA.

3. The Parties acquiring capacity pursuant to this Fourth Supplementary Agreement shall be billed either by the Parties reassigning capacity, or in accordance with financial procedures previously established in the ODIN C&MA, as appropriate. Such bills shall contain all costs incurred prior to this document's Effective Date in relation to the ODIN Cable System. Subsequent bills shall be rendered and paid in accordance with the terms and conditions set out in the ODIN C&MA.

4.   Bundesministerium fur Offentliche Wirstschraft und Verkehr,
     Generaldirektion fur die Post- und Telegraphenverwaltung (previously called "APTT") is hereby succeeded by Post und Telekom Austria Aktiengesellschaft (now herein called "PTA").

5. IDB WORLDCOM Services Inc. (previously called "IDB" or "IDB WORLDCOM") is hereby succeeded by WorldCom Inc. (now herein called "WorldCom" or "WCOM").

6. This Fourth Supplementary Agreement shall be executed in English. Telia shall be responsible for the prompt distribution of certified photocopies to all other Parties and shall retain the signed original of this Fourth Supplementary Agreement.

7. Except as provided in this Fourth Supplementary Agreement, all other terms and conditions of the ODIN C&MA remain unchanged and in full force and effect.


IN WITNESS WHEREOF, the Parties hereto have severally subscribed these presents or caused them to be subscribed in their names and behalf by their respective officers thereunto duly authorised.

Signed on behalf of PTA, by




 ................................
a person authorised by PTA to act in that behalf.




Signed on behalf of Belgacom S.A., by




--------------------------------------------------
a person authorised by S.A. to act in that behalf.




Signed on behal of Tele Danmark, by






--------------------------------------------------
a person authorised by Tele Danmark to act in that behalf.

Signed on behalf of FINNET, by




--------------------------------------------------
a person authorised by FINNET to act in that behalf.




Signed on behalf of Telecom Finland, by




--------------------------------------------------
a person authorised by Telecom Finland to act in that behalf.




Signed on behalf of Lattelekom, by




--------------------------------------------------
a person authorised by Lattelekom to act in that behalf.




Signed on behalf of PTT Telecom BV, by





--------------------------------------------------
a person authorised by PPT Telecom BV to act in that behalf.




Signed on behalf of Telenor, by





--------------------------------------------------
a person authorised by Telenor to act in that behalf.

Signed on behalf of TPSA, by





--------------------------------------------------
a person authorised by TPSA to act in that behalf.




Signed on behalf of Telia, by




--------------------------------------------------
a person authorised by Telia to act in that behalf.




Signed on behalf of TELE2, by





--------------------------------------------------
a person authorised by TELE2 to act in that behalf.




Signed on behalf of MCL, by





--------------------------------------------------
a person authorised by MCL to act in that behalf.





Signed on behalf of MCII, by





--------------------------------------------------
a person authorised by MCII to act in that behalf.

Signed on behalf of MFSI, by





--------------------------------------------------
a person authorised by MFSI to act in that behalf.




Signed on behalf of SPRINT, by




--------------------------------------------------
a person authorised by SPRINT to act in that behalf.




Signed on behalf of WorldCom Inc., by





--------------------------------------------------
a person authorised by WorldCom Inc. to act in that behalf.




= end =

                                                                         ANNEX 1
                                                         Effective : 24Oct. 1996


Existing Parties


Telstra Corporation Limited
Post und Telekom Austria Aktiengesellschaft
Belgacom S.A.
Empresa Brasileira de Telecomunicacoes S.A.
Bulgarian Telecommunications Company (BTC), Bulgaria
Teleglobe
Telecommunication Authority of Cyprus
Tele Danmark
Telecom Finland
Finnet
France Telecom
Deutsche Telekom AG
HKTI, Hongkong
The General Directorate of Post and Telecommunications Iceland
Videsh Sanchar Nigam Limited
Bord Telecom Eireann
Telecom Italia
Kokusai Denshin Denwa Co., Ltd
International Digital Communications Inc.
International Telecom Japan Inc.
Lattelekom
Enterprise des Postes et Telecommunications de Luxembourg
Telmex
PTT Telecom BV
Telenor
Telekomunikacja Polska, S.A.,
Portugal Telecom
Marconi, Portugal
Rostelcom
Singapore Telecommunications Limited
Telefonica de Espana S.A.
Telia
Tele2

Turk Telekomunikasyon A.S.
British Telecommunictions Plc
Mercury Communications Limited
UKRTEC, Ukraine
AT&T Corp.

International Telecommunications Corporation (ITC), USA
Transoceanic Communications, Incorporated
MCI International
MFSI, USA
Sprint Communications Company L.P.
Worldcom Inc.

                  4th Supplementary Agreement to the ODIN C&MA

                                                                      Schedule A
                                                        Effective : 24 Oct. 1996

                                ODIN Cable System

COUNTRY             PARTY

Australia:          Telstra Corporation Limited ACN 051 775 556, a company
                    incorporated under the laws of Australia and having an office at 231 Elizabeth Street, Sydney, New South Wales,
                    Australia (herein called "TCL" or "Telstra" which expression shall include its successors).

Austria: Post und Telekom Austria Akteingesellschaft, a company existing under the laws of Austria which has an office at Postgasse 8, A-1011 Wien, Austria (herein called "PTA" which expression shall include its successors).

Belgium: Belgacom S.A. of public law, a company existing under the laws of Belgium whose registered office is at Em. Jacqmainlaan 177, B-1030 Brussels, Belgium (herein called "Belgacom S.A." or "Belg" which expression shall include its successors).

Brazil: Empresa Brasileira de Telecommunicacoes S.A., a corporation organized and existing under the laws of Brazil having its principal office at Avenida Presidente Vargas - 1012, Rio de Janeiro, Brazil (herein called "EMBRATEL or EMRA" which expression shall include its successors).

Bulgaria:           Bulgarian Telecommunications Company Ltd., a joint-stock
                    company organised and existing under the laws of the Republic of Bulgaria and having its principal office at 8
                    Totleben Blvd., 1066 Sofia, Bulgaria (herein called "BTC" which expression shall include its successors).

Canada: Teleglobe Canada Inc., a Canada business corporation, having its registered office at 1000 de la Gauchetiere Street
                    West (H3B 4X5) in the City of Montreal, Province of Quebec, Canada (herein called "Teleglobe" or TLGB").

Cyprus: Cyprus Telecommunication Authority, a corporation organized and existing under the laws of Cyprus, having its main office at Telecommunications Street Nicosia 142, Cyprus

                    (herein called "CYTA" which expression shall include its successors).

                        4th Supplementary Agreement to the ODIN C&MA

COUNTRY             PARTY

Denmark: Tele Danmark A/S, a limited company registered in Denmark, whose registered office is at Kannikegade 16, DK-8000 Aarhus C, Denmark (herein called "TD" which expression includes its successors).

Finland: Telecom Finland, a corporation organized and existing under the laws of Finland, having its main office at Sturenkatu 16, Helsinki, Finland (herein called "TFIN" which expression shall include its successors).

                    Oy Finnett International Ab, a corporation organized and existing under the laws of Finland, having its main office at Runeberginkatu 5, 9th floor 00100 Helsinki, Finland (herein called "FINNET" which expression shall include its successors).

France France Telecom, a public operator of telecommunications existing under the laws of France, having its main office in Paris, 6 Place D'Alleray, 75015 Paris, France (herein called "FRANCE TELECOM" or "FT" which expression includes its successors).

Germany Deutsche Telekom AG a company existing under the laws of the Federal Republic of Germany, having its principal office at Friedrich-Ebert-Allee 140, 53113 Bonn, Germany (herein called "DTAG" or which expression includes its successors).

Hong Kong:          Hong Kong Telecom International Limited, having its prinipal office at 39th Floor, Hongkong Telecom Tower, Taikoo Place,
                    979 King's Road, Quarry Bay, Hong Kong (herein called
                    "HKTI")

Iceland General Directorate of Post and Telecommunications, a corporation organized and existing under the laws of Iceland, having its principal office in IS-150 Reykjavik, Iceland, (herein called "IPT", which expression shall include its successors).

Ireland: Bord Telecom Eireann, a corporation organized and existing under the laws of Ireland, having its registered address at 114 St. Stephens Green West, Dublin 2, (herein called "BTE" which expression shall include its successors).

India: Videsh Sanchar Nigam Limited, a corporation organized and existing under the laws of India, having its registered office at Videsh Sanchar Bhavan, Mahatma Gandhi Road, Bombay, India (herein called "VSNL" which expression shall include its successors).

                        4th Supplementary Agreement to the ODIN C&MA

COUNTRY             PARTY

Italy: Telecom Italia, a corporation organized and existing under the laws of Italy, having its registered address at Viale Europa 190 00144, Roma, Italy (herein called "Tel. Italia", which expression shall include its successors).

Japan: Kokusai Denshin Denwa Co., Ltd, a corporation organized and existing under the laws of Japan, having its principal office at No. 3-2, Nishi-Shinjuku 2-Chome, Shinjuku-ku, Tokyo, Japan (herein called "KDD" which expression shall include its successors).

                    International Digital Communications Inc., a corporation organized and existing under the laws of Japan, having its principal office at 20-8, Asakusabashi 5-Chome, Taito-ku, Tokyo, Japan (herein called "IDC", which expression shall include its successors).

                    International Telecom Japan Inc., a corporation organized and existing under the laws of Japan, having its principal office at Tsukiji KY Bldg., 7-5, Tsukiji 4-Chome, Chuo-ku, Tokyo, 104 Japan (herein called "ITJ", which expression shall include its successors).

Latvia: Lattelekom SIA, a corporation organized and existing under the laws of Latvia, having its principal office at Valnu iela 30, Riga LV-1050, Latvia (herein called "Lattelekom" or "LAT", which expression shall include its successors).

Luxembourg:         Enterprise des Postes et Telecommunications du
                    Luxembourg, a corporation organized and existing under the laws of Luxembourg, having its principal office at 8A, Avenue Monterey, L-2020 Luxembourg (herein called "LPTT", which expression shall include its successors).

Mexico TELEFONOS DE MEXICO, S.A. DE C.V., a corporation organized and existing under the laws of Mexico, having an office at Parque Via 198, Mexico, Mexico. (herein called "TELMEX" which expression shall include its successors).

Netherlands:        PTT Telecom BV, a company registered under the laws of the
                    Netherlands whose registered office is at PTT Headquarters, Prinses Beatrixlaan 23, 2595 AK, The Hague, The netherlands
                    (herein alled "NLPTT" which expression shall include its successors).

                        4th Supplementary Agreement to the ODIN C&MA

COUNTRY             PARTY

Turkey: Turk Telekomunikasyon A.S., a corporation organized and existing under the laws of Turkey, having its main office at Turgut Ozal Bulvan, 06103
                    Aydinlikevler-Ankara, Turkey (herein called "Turk
                    Telekom" which expression shall include its successors).

Ukraine: Ukrainian Enterprise of International and Long distance Telecommunications & TV, a company organised under the laws of Ukraine and having its principal office at 3 Solomenskaya, 252110 Kiev, Ukraine (herein called "UKRTEC" which expression shall include its successors).

United Kingdom      British Telecommunications plc, a public limited
                    company, registered in England (No. 1800000) whose registered office is at 81 Newgate Street, London EC1A 7AJ,
                    England (herein called "BT", which expression shall include its successors).

                    Mercury Communications Limited, a limited company registered in England (No. 1541957) whose registered office is at New Mercury House, 26 Red Lion Square, London WC1R 4HQ, England (herein called "MCL" or "Mercury", which expression shall include it successors).

USA: AT&T Corp., a corporation organized and existing under the laws of the State of New York and having an office at 340 Mt. Kemble Avenue, Morristown, New Jersey, United States of America (herein called "AT&T", which expression shall include its successors).

                    Transoceanic Communications, Incorporation, a wholly owned subsidiary of AT&T, a corporation organized and existing under the laws of the State of Delaware and having an office at 340 Mt. Kemble Avenue, Morristown, New Jersey, United States of America (herein called "TOCI", which expression shall include its successors).

                    MCI International, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal office at 2 International Drive, Rye Brook, New York, United States of America (herein called "MCII", which expression shall include its successors) for the use of its wholly owned or otherwise affiliated authorised international carriers.

                    Sprint Communications Company L.P., a limited partnership organized and existing under the laws of the State of

                    Delaware and having its principal office at 8140 Ward Parkway, Kansas City, Missouri 64114, United States of America (herein called "SPRINT", which expression shall include the successors).

                        4th Supplementary Agreement to the ODIN C&MA

COUNTRY             PARTY

USA: Worldcom Inc., a corporation organized and existing under the laws of the State of Georgia and having an office at 380 Madison Avenue, New York, New York 10017, United States of America (herein called "WorldCom" or WCOM", which expression shall include its successors).

                    International Telecommunications Corporation, a corporation organised and existing under the laws of the State of Delaware and having its principal offices at 100 Wall Street, Suite 905, new York, NY 10005 and at 899 W. Cypress Creek Road, Suite 900, Fort Lauderdale, Florida 33309 (herein called "ITC", which expression shall include its successors).

                    Metropolitan Fiber System International Inc., a company organised and existing under the laws of the State of Delaware and having its principal office at 8100 Boone Boulevard, Suite 400, Vienna, Virginia 22182, United States of America (herein called "MFSI" which expression shall include its successors).